Exhibit 10.6

SIXTEENTH RATIFICATION AGREEMENT

THIS SIXTEENTH RATIFICATION AGREEMENT (hereinafter, this “Agreement”) made this 9th day of February, 2012 by and among:

YA GLOBAL INVESTMENTS, L.P., f/k/a Cornell Capital Partners, LP (the “Lender”), a Cayman Island exempt limited partnership with offices located at 101 Hudson Street Suite 3700, Jersey City, New Jersey 07302; and

NEOMEDIA TECHNOLOGIES, INC. (the “Borrower”), a Delaware corporation with its principal office located at 1360 Center Drive, Suite 210, Dunwoody, Georgia 30338 and whose fax number is (678) 638-0466.

Background

Reference is made to certain financing arrangements entered into by and between the Borrower and certain of its former and/or current subsidiaries (collectively, the “Obligors”) and the Lender, evidenced by, among other things, the documents, instruments, and agreements listed on Schedule “1” attached hereto and incorporated herein by reference (collectively, together with all other documents, instruments, and agreements executed in connection therewith or related thereto, the “Existing Financing Documents”).

The Borrower has represented to the Lender that it requires short term financing for working capital. In connection therewith, the Borrower has requested that the Lender make an additional financial accommodation to the Borrower in the amount of $450,000.00 to fund ongoing business operations, which financial accommodation shall be evidenced by, among other documents, instruments, and agreements, a certain Secured Convertible Debenture of even date herewith issued by the Borrower in favor of the Lender (the “Second 2012 Debenture”, and collectively, together with this Agreement, the Existing Financing Documents, the Related Documents (as defined herein) and all other documents, instruments, and agreements executed in connection therewith or related thereto, the “Financing Documents”). The Lender has agreed to make such an additional financial accommodation to the Obligors but only upon the condition, among others, that the Borrower enter into this Agreement with the Lender.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Borrower and the Lender as follows:

Acknowledgment of Indebtedness

1.	The Borrower hereby acknowledges and agrees that it is liable to the Lender as follows (all amounts in USD):
a	Owed under the CCP-1 Debenture as of:	February 6, 2012
	Principal		3,830,250.00
	Interest		2,386,018.14
	Total		6,216,268.14

b	Owed under the CCP-2 Debenture as of:	February 6, 2012
	Principal		2,500,000.00
	Interest		1,214,888.19
	Total		3,714,888.19

c	Owed under the NEOM-4-1 Debenture as of:	February 6, 2012
	Principal		5,632,191.00
	Interest		2,480,768.57
	Total		8,112,959.57

d	Owed under the NEOM-1-1 Debenture as of:	February 6, 2012
	Principal		1,775,000.00
	Interest		1,106,335.62
	Total		2,881,335.62

e	Owed under the NEOM-2008-1 Debenture as of:	February 6, 2012
	Principal		390,000.00
	Interest		227,175.00
	Total		617,175.00

f	Owed under the NEOM-2008-2 Debenture as of:	February 6, 2012
	Principal		500,000.00
	Interest		283,750.00
	Total		783,750.00

g	Owed under the NEOM-2008-3 Debenture as of:	February 6, 2012
	Principal		790,000.00
	Interest		444,045.83
	Total		1,234,045.83

h	Owed under the NEOM-2008-4 Debenture as of:	February 6, 2012
	Principal		137,750.00
	Interest		75,016.35
	Total		212,766.35

i	Owed under the NEOM-9-1 Debenture as of:	February 6, 2012
	Principal		2,325,000.00
	Interest		1,148,613.70
	Total		3,473,613.70

j	Owed under the NEOM-9-2 Debenture as of:	February 6, 2012
	Principal		2,325,000.00
	Interest		1,067,461.64
	Total		3,392,461.64

k	Owed under the NEOM-9-4 Debenture as of:	February 6, 2012
	Principal		53,036.80
	Interest		126,908.61
	Total		179,945.41

l	Owed under the NEOM-9-5 Debenture as of:	February 6, 2012
	Principal		715,000.00
	Interest		267,938.90
	Total		982,938.90

m	Owed under the NEOM-9-6 Debenture as of:	February 6, 2012
	Principal		535,000.00
	Interest		192,277.53
	Total		727,277.53

n	Owed under the NEOM-9-7 Debenture as of:	February 6, 2012
	Principal		475,000.00
	Interest		165,247.95
	Total		640,247.95

o	Owed under the NEOM-10-1 Debenture as of:	February 6, 2012
	Principal		2,006,137.00
	Interest		477,845.34
	Total		2,483,982.34

p	Owed under the NEOM-10-2 Debenture as of:	February 6, 2012
	Principal		550,000.00
	Interest		114,550.68
	Total		664,550.68

q	Owed under the NEOM-10-3 Debenture as of:	February 6, 2012
	Principal		475,000.00
	Interest		90,367.12
	Total		565,367.12

r	Owed under the NEOM-10-4 Debenture as of:	February 6, 2012
	Principal		400,000.00
	Interest		71,649.32
	Total		471,649.32

s	Owed under the NEOM-10-5 Debenture as of:	February 6, 2012
	Principal		450,000.00
	Interest		72,320.55
	Total		522,320.55

t	Owed under the NEOM-11-1 Debenture as of:	February 6, 2012
	Principal		450,000.00
	Interest		67,832.88
	Total		517,832.88

u	Owed under the NEOM-11-2 Debenture as of:	February 6, 2012
	Principal		650,000.00
	Interest		90,750.68
	Total		740,750.68

v	Owed under the NEOM-11-3 Debenture as of:	February 6, 2012
	Principal		450,000.00
	Interest		57,476.71
	Total		507,476.71

w	Owed under the NEOM-11-4 Debenture as of:	February 6, 2012
	Principal		450,000.00
	Interest		51,780.82
	Total		501,780.82

x	Owed under the NEOM-11-5 Debenture as of:	February 6, 2012
	Principal		450,000.00
	Interest		43,495.89
	Total		493,495.89

y	Owed under the NEOM-11-6 Debenture as of:	February 6, 2012
	Principal		250,000.00
	Interest		21,479.45
	Total		271,479.45

z	Owed under the NEOM-11-7 Debenture as of:	February 6, 2012
	Principal		450,000.00
	Interest		35,901.37
	Total		485,901.37

aa	Owed under the NEOM-11-8 Debenture as of:	February 6, 2012
	Principal		350,000.00
	Interest		24,030.14
	Total		374,030.14

bb	Owed under the NEOM-11-9 Debenture as of:	February 6, 2012
	Principal		450,000.00
	Interest		25,027.40
	Total		475,027.40

cc	Owed under the NEOM-11-10 Debenture as of:	February 6, 2012
	Principal		450,000.00
	Interest		17,950.68
	Total		467,950.68

dd	Owed under the NEOM-11-12 Debenture as of:	February 6, 2012
	Principal		325,000.00
	Interest		7,604.11
	Total		332,604.11

ee	Owed under the NEOM-12-01 Debenture as of:	February 6, 2012
	Principal		400,000.00
	Interest		3,989.04
	Total		403,989.04

	Total		43,449,863.03

ff.	For all interest accruing from and after February 6, 2012 due under the above-referenced debentures and notes, and for all fees, late charges, redemption premiums, liquidated damages, costs, expenses, and costs of collection (including attorneys’ fees and expenses) and other amounts, heretofore or hereafter accrued or coming due or incurred by the Lender in connection with the protection, preservation, or enforcement of its rights and remedies under the Financing Documents (including, without limitation, the preparation and negotiation of this Agreement).

Hereinafter, all amounts due as set forth in this Paragraph 1, and all amounts hereafter owed or due under the Second 2012 Debenture and/or the other Financing Documents shall be referred to collectively as the “Obligations”.

Waiver of Claims

2.	The Borrower, for itself and on behalf of any other Obligors, hereby acknowledges and agrees that none of the Obligors have any offsets, defenses, claims, or counterclaims against the Lender, its general partner, and its investment manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, partners, members, managers, predecessors, successors, and assigns (singly and collectively, as the “Released Parties”), with respect to the Obligations, the Financing Documents, the transactions set forth or otherwise contemplated in this Agreement, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE each of the Released Parties from any and all liability therefor.

Ratification of Financing Documents; Confirmation of Collateral; Cross-Default;

Cross-Collateralization; Further Assurances

3.	The Borrower:
a.	Hereby ratifies, confirms, and reaffirms all and singular the terms and conditions of the Existing Financing Documents, and acknowledges and agrees that, subject to the terms and conditions of this Agreement, all terms and conditions of the Existing Financing Documents shall remain in full force and effect;

b.	Hereby ratifies, confirms, and reaffirms that (i) the obligations secured by the Financing Documents include, without limitation, the Obligations, and any future modifications, amendments, substitutions, or renewals thereof, (ii) all collateral, whether now existing or hereafter acquired, granted to the Lender pursuant to the Financing Documents, or otherwise, shall secure all of the Obligations until the full, final, and indefeasible payment of the Obligations, and (iii) subject to the provisions of Paragraph 6, below, the occurrence of a default and/or event of default under any Financing Document shall constitute a default and an event of default under all of the Financing Documents, it being the express intent of the Borrower that all of the Obligations be fully cross-collateralized, cross-guaranteed, and cross-defaulted;
c.	Has previously granted the Lender security interests in all of its assets, and to confirm the same the Borrower hereby grants the Lender a security interest in all of its assets, whether now existing or hereafter acquired, including, without limitation, all accounts, inventory, goods, equipment, software and computer programs, securities, investment property, financial assets, deposit accounts, chattel paper, electronic chattel paper, instruments, patents, patent applications, copyrights, trademarks, trademark applications, trade names, domain names, documents, letter-of-credit rights, health-care-insurance receivables, supporting obligations, notes secured by real estate, commercial tort claims, and general intangibles including payment intangibles, to secure the Obligations free and clear of all liens and encumbrances;
d.	Shall, from and after the execution of this Agreement, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender may require in order to correct any document deficiencies, or to vest or perfect the Financing Documents and the collateral granted therein more securely in the Lender and/or to otherwise give effect to the terms and conditions of this Agreement and/or the Related Documents, and hereby irrevocably authorizes the Lender to file any financing statements (including financing statements with a generic description of the collateral such as “all assets”), and take any other normal and customary steps, the Lender deems necessary to perfect or evidence the Lender’s security interests and liens in any such collateral; and
e.	Acknowledges and agrees that this Agreement shall constitute an authenticated record as such term is defined in the Uniform Commercial Code.
f.	In accordance with Section 6.17 of the Security Agreement dated as of July 29, 2008 (the “2008 Security Agreement”) entered into by and between the Borrower and the Lender, and Section 7(f) hereof, hereby grants the Lender a security interest in all of Borrower’s rights arising from, in connection with, or relating to any commercial tort claims listed on Schedule 2 hereto, and all judgments, proceeds, products, and awards related to the foregoing (collectively, the “Tort Claims”). The Borrower acknowledges and agrees that the Tort Claims constitute Pledged Property (as defined in the 2008 Security Agreement) and secure all of the Obligations, including those pursuant to the Second 2012 Debenture.

Conditions Precedent

4.	The Lender’s agreements hereunder as contemplated herein shall not be effective unless and until each of the following conditions precedent have been fulfilled, pursuant to documentation in form and substance satisfactory to the Lender in all respects, all as determined by the Lender in its sole and exclusive discretion:
a.	The Lender shall have received such lien searches and other evidence as the Lender may require to confirm that the Lender’s liens and security interests in the collateral pledged by the Obligors remain duly perfected, first priority security interests, subject only to such liens and security interests granted in favor of the Lender;
b.	The Borrower shall have (i) executed and delivered to the Lender all documents, instruments, and agreements required by the Lender in connection with the Second 2012 Debenture in a form and substance acceptable to the Lender in all respects; and (ii) satisfied all conditions precedent to the effectiveness thereof in a manner satisfactory to the Lender in all respects;
c.	The Obligors shall have paid to the Lender’s investment manager, Yorkville Advisors, LLC, a commitment and structuring fee in the amount of $25,000.00 in good and collected funds in accordance with the closing statement attached hereto as Exhibit “A”;
d.	The Borrower shall have taken any and all actions necessary to perfect and further perfect the Lender’s security interest in the Borrower’s intellectual property, including without limitation, obtaining, executing and/or filing any documents, instruments, or agreements necessary to perfect or vest title to all patents and patent applications set forth in the Financing Documents in the name of the Borrower, and to perfect the Lender’s security interests in all of the Borrower’s intellectual property, including without limitation, patents and patent applications.
e.	All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Agreement shall have been duly and effectively taken and evidence thereof, including, without limitation, an opinion of the Borrower’s counsel, satisfactory to the Lender in all respects shall have been provided to the Lender; and
f.	This Agreement, and all documents, instruments, and agreements required in connection with, related to, or contemplated by this Agreement (collectively, the “Related Documents”), shall be executed and delivered to the Lender by the parties thereto, shall be in full force and effect and shall be form and substance satisfactory to the Lender.

New Loan

5.	The Borrower has requested that the Lender make a short-term loan in the original principal amount of $450,000.00 (the “New Loan”) to fund ongoing business operations. Upon the satisfaction of all of the conditions precedent set forth in Paragraph 4 of this Agreement, as determined by the Lender in the Lender’s sole and exclusive discretion, and subject to the terms and conditions of the Second 2012 Debenture and the Related Documents, the New Loan shall (a) be made by the Lender in accordance with the terms and conditions of the Second 2012 Debenture and the other Financing Documents, (b) constitute a portion of the Obligations, and (c) be secured by all of the collateral granted to the Lender by the Obligors. The Borrower hereby acknowledges and agrees that (x) the New Loan is a single, one time loan, (y) by making the New Loan the Lender is not agreeing to make any further loans in the future, and (z) will be repaid in full on or before July 29, 2012.

Provision Regarding Events of Default Under The Financing Documents

6.	The Lender hereby agrees that from and after the execution of this Agreement, the breach of, or failure to comply with, a provision of the Financing Documents by the Borrower shall not constitute an event of default under the Financing Documents unless and until the Lender declares such breach or failure to comply to be an event of default in a written notice sent to the Borrower by facsimile and at the address set forth in this Agreement by nationally-recognized overnight delivery service (i.e., Federal Express, UPS), provided, however, that (a) such declaration shall be effective upon the delivery of the notice to such overnight delivery service and shall not require proof that the Borrower received the same, and (b) no such declaration or notice shall be required with respect to any breach or default occurring as a result of, or in the nature of, a bankruptcy of the Borrower or any similar insolvency proceeding or action (including, without limitation, any assignment for the benefit of creditors, composition, reorganization, or the like) filed by or against the Borrower, each of which shall be an immediate event of default.

Representations, Warranties, and Covenants

7.	The Borrower hereby represents, warrants, and covenants to the Lender as follows:
a.	The execution and delivery of this Agreement and the other Financing Documents by the Borrower and the performance by the Borrower of its obligations and agreements under this Agreement and the other Financing Documents are within the authority of the Borrower, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrower is subject or, if applicable, any charter, other organization papers, by-laws, or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower.

b.	This Agreement and the other Financing Documents constitute legal, valid, and binding obligations of the Borrower, enforceable in accordance with their respective terms.
c.	No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Agreement or the other Financing Documents.
d.	The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by the Borrower prior to or at the time hereof, and as of the date hereof, no default or event of default has occurred and is continuing under any of the Financing Documents.
e.	The representations and warranties contained in the Financing Documents were true and correct in all material respects at and as of the date made and are true and correct as of the date hereof, except to the extent of changes resulting from transactions specifically contemplated or specifically permitted by this Agreement and the other Financing Documents, changes which have been disclosed in writing to the Lender on or prior to the date hereof and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date.
f.	The Borrower currently has no commercial tort claims (as such term is defined in the Uniform Commercial Code) and hereby covenants and agrees that in the event the Borrower shall hereafter hold or acquire a commercial tort claim, the Borrower shall immediately notify the Lender of the particulars of such claim in writing and shall grant to the Lender a security interest therein and in the proceeds thereof, upon such terms and documentation as may be satisfactory to the Lender.
g.	The Borrower has read and understands each of the terms and conditions of this Agreement and the other Financing Documents and that it is entering into this Agreement and the other Financing Documents freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of its own selection, and not in reliance upon any representations, warranties, or agreements made by the Lender and not set forth in this Agreement or the other Financing Documents.
h.	The Borrower acknowledges and agrees that nothing contained in this Agreement or the Related Documents shall be deemed to constitute (a) a waiver of any defaults or events of default now existing or hereafter arising, or any events that, but for the passage of time or the giving of notice, would constitute defaults or events of default, (b) an agreement to forbear by the Lender with respect to such defaults or events of default, or (c) except as expressly set forth herein, an amendment, modification, extension, or waiver of any of the terms of the Financing Documents or of any of the Lender’s rights and remedies thereunder.

i.	NeoMedia Migration, Inc. (“Migration”) is a wholly owned subsidiary of the Borrower which has no assets, employees, or operations and which the Borrower intends to dissolve upon completion and filing of Migration’s final tax return. The Borrower hereby covenants and agrees that Migration shall have no assets, employees, or operations going forward and that the Borrower will not transfer, or cause the transfer of, any assets to Migration, or allow or cause Migration to have any employees or business operations hereafter. The Borrower specifically acknowledges and agrees that the Lender is relying upon this provision in determining to enter into this Agreement.
j.	The Borrower shall not, and shall not permit or direct any of the other Obligors to license, transfer, assign, or otherwise divest their interest in their respective assets, including without limitation, patents and patent applications, without the prior written consent of the Lender, which consent may be granted or withheld in the Lender’s sole and exclusive discretion.

Costs of Collection

8.	The Borrower shall reimburse the Lender on demand for any and all unreimbursed costs, expenses, and costs of collection (including attorneys’ fees and expenses) heretofore or hereafter incurred by the Lender in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Financing Documents, the Related Documents, and/or this Agreement, including, without limitation, the negotiation and preparation of this Agreement and the Related Documents, and/or any matters related thereto.

Waiver of Jury Trial

9.	The Borrower and the Lender hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Agreement, is relying on such a waiver: THE BORROWER AND THE LENDER EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE OTHER BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST SUCH PARTY OR IN WHICH SUCH PARTY IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE LENDER.

Credit Bidding

10.	The Borrower hereby acknowledges and agrees, in further consideration for the Lender entering into this Agreement, that the Lender shall be permitted to credit bid the Obligations at any auction and/or other sale, including without limitation, at any auction and/or other sale or disposition conducted under or in connection with any of the sections or chapters of the Bankruptcy Code, 11 U.S.C. §101 et seq. (the “Bankruptcy Code”). The Borrower hereby acknowledges and agrees that this provision is a material inducement to the Lender entering into this Agreement. The Lender, in turn, acknowledges that this paragraph shall not be construed as a restriction or prohibition on any Borrower’s right to file any voluntary petition or make application for or seek relief or protection under the Bankruptcy Code. The Borrower acknowledges and agrees that the agreements as set forth in this Paragraph shall survive expiration and/or termination of this Agreement.

Consent to Jurisdiction

11.	The Borrower agrees that any legal action, proceeding, case, or controversy against the Borrower with respect to the Financing Documents or this Agreement may be brought in the state court or the United States District Court having jurisdiction in Jersey City, New Jersey (each a “Court”), as the Lender may elect in the Lender’s sole discretion. By execution and delivery of this Agreement, the Borrower, for itself, and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts. The Borrower further hereby:
a.	WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Borrower at its addresses as specified herein, such service to become effective five (5) days after such mailing.
b.	WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under the Financing Documents or this Agreement and consents to the granting of such legal or equitable remedy as is deemed appropriate by a Court.
c.	Agrees that any action or proceeding commenced by the Borrower asserting any claim arising under or in connection with the Financing Documents or this Agreement shall be brought solely in a state court or the United States District Court having jurisdiction in Jersey City, New Jersey, and that such Courts shall have exclusive jurisdiction with respect to any such action instituted by the Borrower.
d.	Agrees that any voluntary petition or application filed by the Borrower seeking relief or protection under the Bankruptcy Code shall be filed in a United States Bankruptcy Court for the District of Florida, a United States Bankruptcy Court for the District of Georgia, or a United States Bankruptcy Court for the District of Nevada, and that if the Borrower files a petition or application for relief in any other jurisdiction, the Lender shall have the right, in its sole and exclusive discretion, to transfer any such proceeding to one of the foregoing courts that has jurisdiction over the Borrower under the Bankruptcy Code.
e.	Agree that nothing herein shall affect the right of the Lender to bring legal actions or proceedings in any other competent jurisdiction.

Non-Interference

12.	From and after the date hereof, the Borrower agrees:
a.	Not to interfere with the exercise by the Lender of any of its rights and remedies under this Agreement, the Related Documents, the Financing Documents, and/or applicable law;
b.	The Borrower shall not seek to distrain or otherwise hinder, delay, or impair the Lender’s efforts to realize upon any collateral or otherwise to enforce its rights and remedies pursuant to this Agreement, the Related Documents, the Financing Documents, and/or applicable law, and shall at all times cooperate with the Lender’s exercise of its rights and remedies under this Agreement, the Related Documents, the Financing Documents, and/or applicable law; and
c.	The provisions of this Paragraph shall be specifically enforceable by the Lender.

Entire Agreement

13.	This Agreement shall be binding upon the Borrower and the Borrower’s employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender’s successors and assigns. This Agreement and the other Financing Documents incorporate all of the discussions and negotiations between the Borrower and the Lender, either express or implied, concerning the matters included herein and in such other documents, instruments, and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors, or any one of them, and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized representative thereof.

Construction of Agreement

14.	In connection with the interpretation of this Agreement and the other Financing Documents:
a.	All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of New Jersey and are intended to take effect as sealed instruments.
b.	The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Borrower under this Agreement.

c.	In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lender and the Borrower, the provisions of this Agreement shall govern and control.
d.	The Lender and the Borrower have prepared this Agreement and the other Financing Documents with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted jointly by the Lender and the Borrower and shall not be construed against either the Lender or the Borrower.

Illegality or Unenforceability

15.	Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

Counterparts

16.	This Agreement may be executed in multiple identical counterparts (including by facsimile or e-mail transmission of an adobe file format document (also known as a PDF file)), each of which when duly executed shall be deemed an original, and all of which shall be construed together as one agreement. This Agreement will not be binding on or constitute evidence of a contract between the parties hereto until such time as a counterpart has been executed by such party and a copy thereof is delivered to each other party to this Agreement.

YA GLOBAL INVESTMENTS, L.P., f/k/a Cornell Capital Partners, LP By: Yorkville Advisors, LLC, its Investment Manager By: /s/ Gerald Eicke_______________ Name: Gerald Eicke Title: Managing Member	NEOMEDIA TECHNOLOGIES, INC. By: /s/ Laura Marriott_________ Name: Laura Marriott Title: CEO

Schedule “1”

(Financing Documents)

DEBENTURES AND NOTES

1.	Secured Convertible Debenture dated August 23, 2006 issued by the Borrower to the Lender in the original principal amount of $5,000,000.00 (hereinafter, as amended and in effect, the “CCP-1 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. CCP-1 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
2.	Secured Convertible Debenture dated December 29, 2006 issued by the Borrower to the Lender in the original principal amount of $2,500,000.00 (hereinafter, as amended and in effect, the “CCP-2 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. CCP-2 dated as of January 5, 2010 by and between the Borrower and the Lender;
3.	Secured Convertible Debenture dated March 27, 2007 issued by the Borrower to the Lender in the original principal amount of $7,458,651.00 (hereinafter, as amended and in effect, the “NEOM-4-1 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-4-1 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
4.	Secured Convertible Debenture dated August 24, 2007 issued by the Borrower to the Lender in the original principal amount of $1,775,000.00 (hereinafter, as amended and in effect, the “NEOM-1-1 Debenture”), as amended by that certain letter agreement dated as of August 14, 2009, and as further amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-1-1 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
5.	Secured Convertible Debenture dated April 11, 2008 issued by the Borrower to the Lender in the original principal amount of $390,000.00 (hereinafter, as amended and in effect, the “NEOM-2008-1 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-2008-1 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
6.	Secured Convertible Debenture dated May 16, 2008 issued by the Borrower to the Lender in the original principal amount of $500,000.00 (hereinafter, as amended and in effect, the “NEOM-2008-2 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-2008-2 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;

7.	Secured Convertible Debenture dated May 29, 2008 issued by the Borrower to the Lender in the original principal amount of $790,000.00 (hereinafter, as amended and in effect, the “NEOM-2008-3 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-2008-3 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
8.	Secured Convertible Debenture dated July 10, 2008 issued by the Borrower to the Lender in the original principal amount of $137,750.00 (hereinafter, as amended and in effect, the “NEOM-2008-4 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-2008-4 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
9.	Secured Convertible Debenture dated July 29, 2008 issued by the Borrower to the Lender in the original principal amount of $2,325,000.00 (hereinafter, as amended and in effect, the “NEOM-9-1 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-1 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
10.	Secured Convertible Debenture dated October 28, 2008 issued by the Borrower to the Lender in the original principal amount of $2,325,000.00 (hereinafter, as amended and in effect, the “NEOM-9-2 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-2 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
11.	Secured Convertible Debenture dated May 1, 2009 issued by the Borrower to the Lender in the original principal amount of $550,000.00 (hereinafter, as amended and in effect, the “NEOM-9-4 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-4 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
12.	Secured Convertible Debenture dated June 5, 2009 issued by the Borrower to the Lender in the original principal amount of $715,000.00 (hereinafter, as amended and in effect, the “NEOM-9-5 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-5 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
13.	Secured Convertible Debenture dated July 15, 2009 issued by the Borrower to the Lender in the original principal amount of $535,000.00 (hereinafter, as amended and in effect, the “NEOM-9-6 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-6 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;

14.	Secured Convertible Debenture dated August 14, 2009 issued by the Borrower to the Lender in the original principal amount of $475,000.00 (hereinafter, as amended and in effect, the “NEOM-9-7 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-7 dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
15.	Secured Convertible Debenture dated May 27, 2010 issued by the Borrower to the Lender in the original principal amount of $2,006,137.04 (hereinafter, as amended and in effect, the “NEOM-10-1 Debenture”);
16.	Secured Convertible Debenture dated August 13, 2010 issued by the Borrower to the Lender in the original principal amount of $550,000.00 (hereinafter, as amended and in effect, the “NEOM-10-2 Debenture”);
17.	Secured Convertible Debenture dated September 29, 2010 issued by the Borrower to the Lender in the original principal amount of $475,000.00 (hereinafter, as amended and in effect, the “NEOM-10-3 Debenture”);
18.	Secured Convertible Debenture dated October 28, 2010 issued by the Borrower to the Lender in the original principal amount of $400,000.00 (hereinafter, as amended and in effect, the “NEOM-10-4 Debenture”);
19.	Secured Convertible Debenture dated December 15, 2010 issued by the Borrower to the Lender in the original principal amount of $450,000.00 (hereinafter, as amended and in effect, the “NEOM-10-5 Debenture”);
20.	Secured Convertible Debenture dated January 10, 2011 issued by the Borrower to the Lender in the original principal amount of $450,000.00 (hereinafter, as amended and in effect, the “NEOM-11-1 Debenture”);
21.	Secured Convertible Debenture dated February 8, 2011 issued by the Borrower to the Lender in the original principal amount of $650,000.00 (hereinafter, as amended and in effect, the “NEOM-11-2 Debenture”);
22.	Secured Convertible Debenture dated March 11, 2011 issued by the Borrower to the Lender in the original principal amount of $450,000.00 (hereinafter, as amended and in effect, the “NEOM-11-3 Debenture”);
23.	Secured Convertible Debenture dated April 13, 2011 issued by the Borrower to the Lender in the original principal amount of $450,000.00 (hereinafter, as amended and in effect, the “NEOM-11-4 Debenture”);

24.	Secured Convertible Debenture dated May 31, 2011 issued by the Borrower to the Lender in the original principal amount of $450,000.00 (hereinafter, as amended and in effect, the “NEOM-11-5 Debenture”);
25.	Secured Convertible Debenture dated June 28, 2011 issued by the Company to the Lender in the original principal amount of $250,000 (hereinafter, as amended and in effect, the “NEOM-11-6 Debenture”);
26.	Secured Convertible Debenture dated July 13, 2011 issued by the Company to the Lender in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-7 Debenture”);
27.	Secured Convertible Debenture dated August 15, 2011 issued by the Company to the Lender in the original principal amount of $350,000 (hereinafter, as amended and in effect, the “NEOM-11-8 Debenture”)
28.	Secured Convertible Debenture dated September 15, 2011 issued by the Company to the Lender in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-9 Debenture”)
29.	Secured Convertible Debenture dated October 25, 2011 issued by the Company to the Lender in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-10 Debenture”)
30.	Secured Convertible Debenture dated December 8, 2011 issued by the Company to the Lender in the original principal amount of $325,000 (hereinafter, as amended and in effect, the “NEOM-11-11 Debenture”)
31.	Secured Convertible Debenture dated January 11, 2012 issued by the Company to the Lender in the original principal amount of $400,000 (hereinafter, as amended and in effect, the “First 2012 Debenture” and collectively, together with the CCP-1 Debenture, the CCP-2 Debenture, the NEOM 4-1 Debenture, the NEOM 1-1 Debenture, the NEOM 2008-1 Debenture, the NEOM 2008-2 Debenture, the NEOM 2008-3 Debenture, the NEOM 2008-4 Debenture, the NEOM 9-1 Debenture, the NEOM 9-2 Debenture, the NEOM 9-4 Debenture, the NEOM 9-5 Debenture, the NEOM 9-6 Debenture, the NEOM 9-7 Debenture, the NEOM-10-2 Debenture, the NEOM-10-3 Debenture, the NEOM-10-4 Debenture and the NEOM-10-5 Debenture, the NEOM-11-1 Debenture, the NEOM-11-2 Debenture, the NEOM-11-3 Debenture, the NEOM-11-4 Debenture, the NEOM-11-5 Debenture, the NEOM-11-6 Debenture, the NEOM-11-7 Debenture, the NEOM-11-8 Debenture, the NEOM-11-9 Debenture, the NEOM-11-10 Debenture, the NEOM-11-11 Debenture, the First 2012 Debenture, and the Second 2012 Debenture, the “Debentures”);
32.	Master Amendment Agreement dated as of March 27, 2007 by and between the Borrower and the Lender;

SECURITIES PURCHASE AGREEMENTS

33.	Securities Purchase Agreement dated as of August 23, 2006 entered into by and between the Borrower and the Lender;
34.	Securities Purchase Agreement dated as of December 29, 2006 entered into by and between the Borrower and the Lender;
35.	Securities Purchase Agreement dated as of March 27, 2007 entered into by and between the Borrower and the Lender;
36.	Securities Purchase Agreement dated as of August 24, 2007 entered into by and between the Borrower and the Lender;
37.	Securities Purchase Agreement dated as of July 29, 2008 entered into by and between the Borrower and the Lender, as amended on April 6, 2009;
38.	Agreement dated June 5, 2009 by and between the Borrower and the Lender pursuant to which the Lender purchased a secured convertible debenture in the original principal amount of $715,000;
39.	Agreement dated July 15, 2009 by and between the Borrower and the Lender pursuant to which the Lender purchased a secured convertible debenture in the original principal amount of $535,000;
40.	Agreement dated August 14, 2009 by and between the Borrower and the Lender pursuant to which the Lender purchased a secured convertible debenture in the original principal amount of $475,000;
41.	Securities Purchase Agreement, dated as of May 27, 2010, by and among the Borrower and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $2,006,137.04;
42.	Agreement, dated as of August 13, 2010, by and among the Borrower and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $550,000.00;
43.	Agreement, dated as of September 29, 2010, by and among the Borrower and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $475,000.00;
44.	Agreement, dated as of October 28, 2010, by and among the Borrower and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $400,000.00;
45.	Agreement, dated as of December 15, 2010, by and among the Borrower and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $450,000.00;

46.	Agreement, dated as of January 10, 2011, by and among the Borrower and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $450,000.00;
47.	Agreement, dated as of February 8, 2011, by and among the Company and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $650,000;
48.	Agreement, dated as of March 11, 2011, by and among the Company and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $450,000;
49.	Agreement, dated as of April 13, 2011, by and among the Company and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $450,000;
50.	Agreement, dated as of May 31, 2011, by and among the Company and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $450,000;
51.	Agreement, dated as of June 28, 2011, by and among the Company and the Lender pursuant to which the Lender purchased three Secured Convertible Debentures in an aggregate principal amount of $1,050,000;
52.	Agreement, dated as of September 15, 2011, by and among the Company and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $450,000;
53.	Agreement, dated as of October 25, 2011, by and among the Company and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $450,000;
54.	Agreement, dated as of December 8, 2011, by and among the Company and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $325,000;
55.	Agreement, dated as of January 11, 2012, by and among the Company and the Lender pursuant to which the Lender purchased a Secured Convertible Debenture in the original principal amount of $400,000

SECURITY DOCUMENTS

56.	Pledge and Security Agreement dated as of August 23, 2006 entered into by and between the Borrower and the Lender;
57.	Security Agreement dated as of March 27, 2007 entered into by and between the Obligors and the Lender;

58.	Security Agreement (Patent) dated as of March 27, 2007 entered into by and between the Obligors and the Lender;
59.	Security Agreement dated as of August 24, 2007 entered into by and between the Obligors and the Lender;
60.	Security Agreement (Patent) dated as of August 24, 2007 entered into by and between the Obligors and the Lender;
61.	Security Agreement dated as of July 29, 2008 entered into by and between the Borrower and the Lender;
62.	Patent Security Agreement dated as of July 29, 2008 entered into by and between the Borrower and the Lender;
63.	Share Pledge Agreement (Anteilsverpfandung) dated August 3, 2010 entered into by and between the Issuer and the Buyer;
64.	Agreement on the Pledge of Intellectual Property Rights as Collateral (Vereinbarung uber die Verpfandung von geistigen Eigentumsrechten) dated August 13, 2010 by and between the Buyer and NeoMedia Europe AG (“AG”);
65.	Security Transfer of Moveable Assets (Sicherungsubereignunsgvertrag) dated August 13, 2010 by and between the Buyer and AG;

WARRANTS

66.	“A” Warrant No. CCP-001 dated February 17, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 20,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “A” Warrant No. CCP-001 dated as of August 23, 2006 entered into by and between the Borrower and the Lender, as further amended by that certain Amendment to “A” Warrant No.: CCP-001 dated December 29, 2006;
67.	“B” Warrant No. CCP-002 dated February 17, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 25,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “B” Warrant No. CCP-002 dated as of August 23, 2006 entered into by and between the Borrower and the Lender, as further amended by that certain Amendment to “B” Warrant No.: CCP-002 dated December 29, 2006;
68.	“C” Warrant No. CCP-003 dated February 17, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 30,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “C” Warrant No. CCP-003 dated as of August 23, 2006 entered into by and between the Borrower and the Lender, as further amended by that certain Amendment to “C” Warrant No.: CCP-003 dated December 29, 2006;

69.	“A” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 25,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “A” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Borrower and the Lender;
70.	“B” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 50,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “B” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Borrower and the Lender;
71.	“C” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 50,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “C” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Borrower and the Lender;
72.	“D” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 50,000,000 shares of the Borrower’s common stock;
73.	“A” Warrant No. CCP-001 dated December 29, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 42,000,000 shares of the Borrower’s common stock;
74.	Warrant No. NEOM-4-1 dated March 27, 2007 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 125,000,000 shares of the Borrower’s common stock;
75.	Warrant No. NEOM-1-1 dated August 24, 2007 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 75,000,000 shares of the Borrower’s common stock;
76.	Warrant No. NEO-2008-2 dated May 16, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 7,500,000 shares of the Borrower’s common stock;
77.	Warrant No. NEO-2008-3 dated May 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 50,000,000 shares of the Borrower’s common stock;
78.	Warrant No. NEOM-9-1 dated July 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 100,000,000 shares of the Borrower’s common stock;

79.	Warrant No. NEOM-9-1-B dated July 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 100,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1B dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
80.	Warrant No. NEOM-9-1-C dated July 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 125,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1C dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
81.	Warrant No. NEOM-9-1-D dated July 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 125,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1D dated as of January 5, 2010 entered into by and between the Borrower and the Lender;
82.	Warrant No. NEOM-10-1 dated January 5, 2010 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 225,000,000 shares of the Borrower’s common stock;
83.	Letter Agreement re: Repricing of All Existing Warrants dated August 24, 2007 entered into by and between the Borrower and the Lender;
84.	Warrant No.: NEOM-0510 dated May 27, 2010 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 5,000,000 shares of the Borrower’s common stock;
85.	Warrant No.: NEOM-0810 dated August 13, 2010 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 1,000,000 shares of the Borrower’s common stock;
86.	Warrant No.: NEOM-0910 dated September 29, 2010 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 750,000 shares of the Borrower’s common stock;
87.	Warrant No.: NEOM-1010 dated October 28, 2010 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 600,000 shares of the Borrower’s common stock;
88.	Warrant No.: NEOM-1210 dated December 15, 2010 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 1,250,000 shares of the Borrower’s common stock;

89.	Warrant No.: NEOM-0111 dated January 10, 2011 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 1,250,000 shares of the Borrower’s common stock;
90.	Warrant No.: NEOM-0211 dated February 8, 2011 executed and delivered to the Lender by the Company granting the Lender the right to purchase 1,250,000 shares of the Company’s common stock;
91.	Warrant No.: NEOM-0311 dated March 11, 2011 executed and delivered to the Lender by the Company granting the Lender the right to purchase 1,000,000 shares of the Company’s common stock;
92.	Warrant No.: NEOM-0411 dated April 13, 2011 executed and delivered to the Lender by the Company granting the Lender the right to purchase 1,000,000 shares of the Company’s common stock;
93.	Warrant No.: NEOM-0511 dated May 31, 2011 executed and delivered to the Lender by the Company granting the Lender the right to purchase 1,000,000 shares of the Company’s common stock;
94.	Warrant No.: NEOM-0611 dated June 28, 2011 executed and delivered to the Lender by the Company granting the Lender the right to purchase 3,000,000 shares of the Company’s common stock;
95.	Warrant No.: NEOM-0911 dated September 15, 2011 executed and delivered to the Lender by the Company granting the Lender the right to purchase 1,000,000 shares of the Company’s common stock;
96.	Warrant No.: NEOM-1011 dated October 25, 2011 executed and delivered to the Lender by the Company granting the Lender the right to purchase 1,000,000 shares of the Company’s common stock;
97.	Warrant No.: NEOM-1211 dated December 8, 2011 executed and delivered to the Lender by the Company granting the Lender the right to purchase 1,000,000 shares of the Company’s common stock;
98.	Warrant No.: NEOM-0112 dated January 11, 2012 executed and delivered to the Lender by the Company granting the Lender the right to purchase 1,000,000 shares of the Company’s common stock;

REGISTRATION RIGHTS AGREEMENTS

99.	Lender Registration Rights Agreement dated as of February 17, 2006 entered into by and between the Borrower and the Lender, as amended by a certain First Amendment to Lender Registration Rights Agreement and as further amended by that certain Second Amendment to Lender Registration Rights Agreement dated June 15, 2006;

100.	Lender Registration Rights Agreement dated as of August 23, 2006 entered into by and between the Borrower and the Lender;
101.	Lender Registration Rights Agreement dated as of December 29, 2006 entered into by and between the Borrower and the Lender;
102.	Registration Rights Agreement dated as of March 27, 2007 entered into by and between the Borrower and the Lender;
103.	Registration Rights Agreement dated as of August 24, 2007 entered into by and between the Borrower and the Lender;
104.	Lender Registration Rights Agreement dated as of January 5, 2010 entered into by and between the Borrower and the Lender;

TRANSFER AGENT INSTRUCTIONS

105.	Amended and Restated Irrevocable Transfer Agent Instructions dated October 26, 2007 from the Borrower to Worldwide Stock Transfer, LLC, which amended and restated those certain Irrevocable Transfer Agent Instructions dated February 16, 2006 from the Borrower to American Stock Transfer & Trust Co.;
106.	Irrevocable Transfer Agent Instructions dated August 23, 2006 from the Borrower to American Stock Transfer & Trust Co.;
107.	Amended and Restated Irrevocable Transfer Agent Instructions dated November 21, 2007 from the Borrower to Worldwide Stock Transfer, LLC, which amended and restated those certain Irrevocable Transfer Agent Instructions dated December 29, 2006 from the Borrower to American Stock Transfer & Trust Co.;
108.	Amended and Restated Irrevocable Transfer Agent Instructions dated November 21, 2007 from the Borrower to Worldwide Stock Transfer, LLC, which amended and restated those certain Irrevocable Transfer Agent Instructions dated August 23, 2006 from the Borrower to American Stock Transfer & Trust Co.;
109.	Irrevocable Transfer Agent Instructions dated March 27, 2007 from the Borrower to Worldwide Stock Transfer, LLC;
110.	Irrevocable Transfer Agent Instructions dated August 24, 2007 from the Borrower to Worldwide Stock Transfer, LLC;
111.	Irrevocable Transfer Agent Instructions dated July 29, 2008 from the Borrower to Worldwide Stock Transfer, LLC;
112.	Irrevocable Transfer Agent Instructions dated January 5, 2010 from the Borrower to Worldwide Stock Transfer, LLC;

113.	Irrevocable Transfer Agent Instructions dated May 27, 2010 from the Borrower to Worldwide Stock Transfer, LLC;
114.	Irrevocable Transfer Agent Instructions dated August 13, 2010 from the Borrower to Worldwide Stock Transfer, LLC;
115.	Irrevocable Transfer Agent Instructions dated September 29, 2010 from the Borrower to Worldwide Stock Transfer, LLC;
116.	Irrevocable Transfer Agent Instructions dated October 28, 2010 from the Borrower to Worldwide Stock Transfer, LLC;
117.	Irrevocable Transfer Agent Instructions dated December 15, 2010 from the Borrower to Worldwide Stock Transfer, LLC;
118.	Irrevocable Transfer Agent Instructions dated January 10, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
119.	Irrevocable Transfer Agent Instructions dated February 8, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
120.	Irrevocable Transfer Agent Instructions dated March 11, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
121.	Irrevocable Transfer Agent Instructions dated April 13, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
122.	Irrevocable Transfer Agent Instructions dated May 31, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
123.	Irrevocable Transfer Agent Instructions dated June 28, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
124.	Irrevocable Transfer Agent Instructions dated September 15, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
125.	Irrevocable Transfer Agent Instructions dated October 25, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
126.	Irrevocable Transfer Agent Instructions dated December 8, 2011 from the Borrower to Worldwide Stock Transfer, LLC;
127.	Irrevocable Transfer Agent Instructions dated January 11, 2012 from the Borrower to Worldwide Stock Transfer, LLC;

OTHER DOCUMENTS

128.	Blocked Account Control Agreement (“Shifting Control”) dated as of August 28, 2008 by and among the Borrower, the Lender, and JPMorgan Chase Bank, N.A.;
129.	Lockup Agreement dated July 28, 2008 by SKS Consulting of FL Corp. to the Lender;
130.	Lockup Agreement dated July 28, 2008 by James J. Keil to the Lender;
131.	Lockup Agreement dated July 28, 2008 by J. Scott Womble to the Lender;
132.	Pledge Shares Escrow Agreement dated March 27, 2007 between the Borrower and the Lender;
133.	Monitoring Fee Escrow Agreement dated January 5, 2010 by and among the Borrower, the Lender, Yorkville Advisors, LLC, and David Gonzalez, Esquire;
134.	Investment Agreement dated February 17, 2006 by and between the Borrower and the Lender;
135.	Investment Agreement dated January 5, 2010 by and between the Borrower and the Lender, as amended by that certain First Amendment to Investment Agreement dated March 5, 2010;
136.	Escrow Agreement dated July 29, 2008 entered into by and among the Borrower, the Lender, Yorkville Advisors, LLC, as Investment Manager, and David Gonzalez, Esq., as Escrow Agent;
137.	Escrow Agreement dated April 1, 2010 entered into by and among the Borrower, the Lender, Yorkville Advisors, LLC, as Investment Manager, and David Gonzalez, Esq., as Escrow Agent;
138.	Ratification Agreement dated as of May 27, 2010 entered into by and between the Borrower and the Lender; and
139.	Ratification Agreement dated as of August 13, 2010 entered into by and between the Borrower and the Lender;
140.	Ratification Agreement dated as of September 29, 2010 entered into by and between the Borrower and the Lender;
141.	Ratification Agreement dated as of October 28, 2010 entered into by and between the Borrower and the Lender;
142.	Ratification Agreement dated as of December 15, 2010 entered into by and between the Borrower and the Lender;
143.	Ratification Agreement dated as of January 10, 2011 entered into by and between the Borrower and the Lender;

144.	Ratification Agreement dated as of February 8, 2011 entered into by and between the Borrower and the Lender;
145.	Ratification Agreement dated as of March 11, 2011 entered into by and between the Borrower and the Lender;
146.	Ratification Agreement dated as of April 13, 2011 entered into by and between the Borrower and the Lender;
147.	Ratification Agreement dated as of May 31, 2011 entered into by and between the Borrower and the Lender;
148.	Ratification Agreement dated as of June 28, 2011 entered into by and between the Borrower and the Lender;
149.	Ratification Agreement dated as of September 15, 2011 entered into by and between the Borrower and the Lender;
150.	Ratification Agreement dated as of October 25, 2011 entered into by and between the Borrower and the Lender;
151.	Ratification Agreement dated as of December 8, 2011 entered into by and between the Borrower and the Lender;
152.	Ratification Agreement dated as of January 11, 2012 entered into by and between the Borrower and the Lender; and
153.	All other documents, instruments, and agreements executed in connection with any of the foregoing.